SUBSCRIPTION AGREEMENT

This Subscription Agreement (this "Agreement") is entered into as of the date set forth on the signature page hereof by and between Citadel Security Software Inc., a Delaware corporation (together with its successors and permitted assigns, the "Issuer"), and the undersigned investor (together with its successors and permitted assigns, the "Investor"). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in Section 9.1.

RECITALS

Subject to the terms and conditions of this Agreement, the Investor desires to subscribe for and purchase, and the Issuer desires to issue and sell to the Investor, shares of the Issuer's common stock, par value $0.01 per share (the "Common Stock"). The Issuer is offering shares of Common Stock, with warrants to purchase Common Stock as provided below, in a private placement to the Investor and other investors at a purchase price of $0.80 per share and on the other terms and conditions contained in this Agreement (the "Offering"), provided that the Issuer reserves the right to sell a lesser or greater number of shares.

In connection with entering into this Agreement, the Issuer will issue to each of the investors Stock Purchase Warrants (the "Warrants") pursuant to which such investors, in certain instances, may purchase shares of Common Stock at a price of $1.50 per share.

TERMS OF AGREEMENT

In consideration of the mutual representations and warranties, covenants and agreements contained herein, the parties hereto agree as follows:

ARTICLE 1

SUBSCRIPTION AND ISSUANCE OF COMMON STOCK AND WARRANTS

1.1 SUBSCRIPTION AND ISSUANCE OF COMMON STOCK. Subject to the terms and conditions of this Agreement, the Issuer will issue and sell to the Investor and the Investor subscribes for and will purchase from the Issuer the number of shares of Common Stock set forth on the signature page hereof (the "Shares") for the aggregate purchase price set forth on the signature page hereof, which shall be equal to the product of the number of Shares subscribed for by the Investor times the per share purchase price specified in the above Recitals to this Agreement (the "Purchase Price"). In addition, Investor shall receive Warrants to purchase shares of Common Stock as set forth on the signature page hereof.

1.2 LEGEND. Any certificate or certificates representing the Shares and the Warrants shall bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF BY THE HOLDER EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE


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SECURITIES ACT OF 1933, AS AMENDED AND IN COMPLIANCE WITH APPLICABLE SECURITIES
LAWS OF ANY STATE WITH RESPECT THERETO OR IN ACCORDANCE WITH AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND ALSO MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH ANY APPLICABLE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

ARTICLE 2

CLOSING

2.1 CLOSING. The closing of the transactions contemplated herein (the "Closing") shall take place on a date designated by the Issuer, which date shall be on or before January 22, 2003 (the "Closing Date"). The Closing shall take place at the offices of the Issuer, 8750 North Central Expressway, Suite 100, Dallas, Texas, or at such other time and place as the Issuer and RTX Securities Corporation mutually agree. At the Closing, unless the Investor and the Issuer otherwise agree (i) the Investor shall pay the Purchase Price to the Issuer, by wire transfer of immediately available funds to the escrow account designated by the Issuer in writing; (ii) the Issuer shall issue to the Investor the Shares, and deliver to the Investor certificates for the Shares and Warrants duly registered in the name of the Investor; and (iii) all other agreements and other documents referred to in this Agreement which are required for the Closing shall be executed and delivered (if that is not done prior to the Closing).

2.2 TERMINATION. This Agreement may be terminated at any time prior to the
Closing:

(a) by mutual written consent of the Issuer and the Investor;

(b) by the Investor, upon a breach of any material representation and warranty, covenant or agreement on the part of the Issuer set forth in this Agreement, or if any material representation and warranty of the Issuer shall have become untrue in any material respect, in either case such that the conditions in
Section 8.1 would be incapable of being satisfied by the date of the Closing; or

(c) by the Issuer upon a breach of any material representation and warranty, covenant or agreement on the part of the Investor set forth in this Agreement, or if any material representation and warranty of the Investor shall have become untrue in any material respect, in either case such that the conditions in
Section 8.2 would be incapable of being satisfied by the date of the Closing.

2.3 EFFECT OF TERMINATION. In the event of termination of this Agreement pursuant to Section 2.2, this Agreement shall forthwith become void, there shall be no liability on the part of the Issuer or the Investor to each other and all rights and obligations of any party hereto shall cease; provided, however, that nothing herein shall relieve any party from liability for the willful breach of any of its representations and warranties, covenants or agreements set forth in this Agreement.


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ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE ISSUER

As a material inducement to the Investor entering into this Agreement and subscribing for the Shares and Warrants, except as set forth in the Schedule of Exceptions attached hereto as Exhibit B and delivered to the Investor at or prior to the date of this Agreement (it being understood that any information disclosed in any section of the Schedule of Exceptions shall be deemed disclosed in all other applicable sections of the Schedule of Exceptions even though not expressly set forth in such other section(s), the Issuer hereby represents and warrants to the Investor as follows (it being understood that, except in the case of any representation or warranty that by its terms is made only as of a specified date, each representation and warranty set forth in this Article 3 shall be deemed to be made by the Issuer both as of the date of this Agreement and, if the Closing occurs, as of the date of the Closing):

3.1 CORPORATE STATUS. The Issuer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

3.2 CORPORATE POWER AND AUTHORITY. The Issuer has the corporate power and authority to execute and deliver this Agreement and the Warrants and to perform its obligations hereunder and consummate the transactions contemplated hereby. At the time of the closing, the Issuer will have taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

3.3 ENFORCEABILITY. This Agreement and the Warrants have been duly executed and delivered by the Issuer and constitutes a legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity.

3.4 NO VIOLATION. The execution and delivery by the Issuer of this Agreement and the Warrants, the consummation of the transactions contemplated hereby, and the compliance by the Issuer with the terms and provisions hereof (including, without limitation, the Issuer's issuance to the Investor of the Shares as contemplated by and in accordance with this Agreement), will not result in a default under (or give any other party the right, with the giving of notice or the passage of time (or both), to declare a default or accelerate any obligation under) or violate the Certificate of Incorporation or By-Laws of the Issuer or any material Contract to which the Issuer is a party (except to the extent such a default would not, in the case of a Contract, have a Material Adverse Effect on the Issuer), or any material Requirement of Law applicable to the Issuer, or result in the creation or imposition of any material Lien upon any of the properties or assets of the Issuer or any of its Subsidiaries (except where such Lien would not have a Material Adverse Effect on the Issuer).

3.5 CONSENTS/APPROVALS. Except for the filing of a registration statement in accordance with Article 6 hereof and as may be required under applicable securities or blue sky laws of various


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states or foreign jurisdictions in connection with the secondary trading of the
Shares or shares of Common Stock issuable upon exercise of the Warrants, no consents, filings, authorizations or other actions of any Governmental Authority are required to be obtained or made by the Issuer for the Issuer's execution, delivery and performance of this Agreement which have not already been obtained or made. No consent, approval, waiver or other action by any Person under any Contract to which the Issuer is a party or by which the Issuer or any of its properties or assets are bound is required or necessary for the execution, delivery or performance by the Issuer of this Agreement and the consummation of the transactions contemplated hereby, except where the failure to obtain such consents would not have a Material Adverse Effect on the Issuer.

3.6 VALID ISSUANCE. Upon payment of the Purchase Price by the Investor and delivery to the Investor of the certificates for the Shares, such Shares will be validly issued, fully paid and nonassessable.

3.7 SEC REPORTS, OTHER FILINGS AND NASDAQ COMPLIANCE. The Issuer has timely made all filings required to be made by it under the Exchange Act. The Issuer has made accessible to the Investor true, accurate and complete copies of (i) Issuer's registration statement on Form 10-SB; and (ii) the Issuer's quarterly reports on Form 10-QSB for the fiscal quarters ended March 31, 2002, June 30, 2002 and September 30, 2002 (the "SEC Reports"). The SEC Reports, when filed, complied in all material respects with all applicable requirements of the Exchange Act. None of the SEC Reports, at the time of filing, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances in which they were made. The Issuer has filed in a timely manner all documents that the Issuer was required to file under the Exchange Act during the 12 months preceding the date of this Agreement. The Issuer is currently eligible to register the resale of the Shares in a secondary offering on a registration statement on Form SB-2 under the Securities Act. The Issuer's Common Stock is currently traded on the Over-The-Counter Bulletin Board Market. The Issuer is currently in compliance with all currently effective inclusion requirements of the Over-The-Counter Bulletin Board Market. Each balance sheet included in the SEC Reports (including any related notes and schedules) fairly presents in all material respects the consolidated financial position of the Issuer as of its date, and each of the other financial statements included in the SEC Reports (including any related notes and schedules) fairly presents in all material respects the consolidated results of operations of the Issuer for the periods or as of the dates therein set forth in accordance with GAAP consistently applied during the periods involved (except that the interim reports are subject to adjustments which might be required as a result of year end audit and except as otherwise stated therein).

3.8 COMMISSIONS. Except as described on Schedule 3.8 and fees to RTX Securities Corporation (RTX) in consideration for their services as placement agents for the Offering, which fees shall be issued in cash in the amount of 7.5% of the aggregate gross proceeds to the Issuer in the Offering and the warrants to be issued to RTX, no Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Issuer, any Subsidiary or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Issuer.


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3.9 CAPITALIZATION. The authorized capital stock of the Issuer consists of
50,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock. All issued and outstanding shares of capital stock of the Issuer have been, and as of the Closing Date will be, duly authorized and validly issued and are fully paid and non-assessable. As of the close of business on January 17, 2003, the Issuer has issued and outstanding 15,140,577 shares of Common Stock and no shares of Preferred Stock. Except for the Warrants, on Schedule 3.9 of the Schedule of Exceptions or in the SEC Reports, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal and similar rights) or agreements, orally or in writing, for the purchase or acquisition from the Issuer of any shares of capital stock and the Issuer is not a party to or subject to any agreement or understanding, and there is no agreement or understanding between any person and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Issuer. The Issuer has no obligation, contingent or otherwise, to redeem or repurchase any equity security or any security that is a combination of debt and equity.

3.10 NO MATERIAL ADVERSE CHANGE. Since September 30, 2002, except as disclosed in the SEC Reports or as described on Schedule 3.10, there has not been:

(i) any change in the consolidated assets, liabilities, financial condition or operating results of the Issuer from that reflected in the financial statements included in the SEC Reports, except for potential continuing losses from operations since September 30, 2002, as described in the Issuer's Risk Factors, and changes in the ordinary course of business which have not and could not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate;

(ii) any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the capital stock of the Issuer, or any redemption or repurchase of any securities of the Issuer;

(iii) any material damage, destruction or loss, whether or not covered by insurance to any assets or properties of the Issuer or its Subsidiaries;

(iv) any waiver, not in the ordinary course of business, by the Issuer or any Subsidiary of a material right or of a material debt owed to it;

(v) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Issuer or a Subsidiary, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Issuer and its Subsidiaries taken as a whole (as such business is presently conducted and as it is proposed to be conducted);

(vi) any change or amendment to the Issuer's Certificate of Incorporation or by-laws, or material change to any material contract or arrangement by which the Issuer or any Subsidiary is bound or to which any of their respective assets or properties is subject;

(vii) any material labor difficulties or labor union organizing activities with respect to employees of the Issuer or any Subsidiary;


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
(viii) any transaction entered into by the Issuer or a Subsidiary other than in the ordinary course of business;

(ix) the loss of the services of any key employee, or material change in the composition or duties of the senior management of the Issuer or any Subsidiary;

(x) the loss or threatened loss of any customer which has had or could reasonably be expected to have a Material Adverse Effect; or

(xi) any other event or condition of any character that has had or could reasonably be expected to have a Material Adverse Effect.

3.11 LITIGATION. Except as disclosed on Schedule 3.11 or the SEC Reports, there is no action, suit, proceeding or investigation pending or, to the Issuer's knowledge, currently threatened against the Issuer or any of its subsidiaries that questions the validity of this Agreement or the right of the Issuer to enter into it, or to consummate the transactions contemplated hereby, or that might result, either individually or in the aggregate, in a Material Adverse Effect on the Issuer or any material change in the current equity ownership of the Issuer. The foregoing includes, without limitation, actions pending or, to the Issuer's knowledge, threatened involving the prior employment of any of the Issuer's employees or their use in connection with the Issuer's business of any information or techniques allegedly proprietary to any of their former employers. Neither the Issuer nor any of its subsidiaries is a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Issuer or any of its subsidiaries currently pending or which the Issuer or any of its subsidiaries currently intends to initiate.

3.12 RIGHTS OF REGISTRATION AND VOTING RIGHTS. Except as contemplated in this Agreement and as disclosed on Schedule 3.12, the Issuer has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity, which have not been waived, and no stockholder of the Issuer has entered into any agreements with respect to the voting of capital shares of the Issuer.

3.13 OFFERINGS. Subject in part to the truth and accuracy of Investor's representations and warranties set forth in this Agreement, the offer, sale and issuance of the Shares and the Warrants as contemplated by this Agreement are exempt from the registration requirements of the Securities Act and any applicable state securities laws, and neither the Issuer nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

3.14 DISCLOSURE. The Issuer is aware of no facts which lead it to believe that the Disclosure Documents, as of their respective dates, contain any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.


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
3.15 TAX MATTERS. Except as disclosed in the SEC Reports or as described on
Schedule 3.15, the Issuer and each Subsidiary has timely prepared and filed all tax returns required to have been filed by the Issuer or such Subsidiary with all appropriate governmental agencies and timely paid all taxes shown thereon or otherwise owed by it, except for those taxes being contested in good faith and for which the Issuer or such Subsidiary has established adequate reserves in accordance with generally accepted accounting principles. The charges, accruals and reserves on the books of the Issuer in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Issuer or any Subsidiary nor, to the Issuer's Knowledge, any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except for any assessment which is not material to the Issuer and its Subsidiaries, taken as a whole. All taxes and other assessments and levies that the Issuer or any Subsidiary is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due. There are no tax liens or claims pending or, to the Issuer's Knowledge, threatened against the Issuer or any Subsidiary or any of their respective assets or property. Except as disclosed in the SEC Reports or as described on Schedule 3.15, there are no outstanding tax sharing agreements or other such arrangements between the Issuer and any Subsidiary or other corporation or entity.

3.16 TITLE TO PROPERTIES. Except as disclosed in the SEC Reports, the Issuer and each Subsidiary has good and marketable title to all real properties and all other properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or currently planned to be made thereof by them; and except as disclosed in the SEC Reports, the Issuer and each Subsidiary holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them.

3.17 CERTIFICATES, AUTHORITIES AND PERMITS. The Issuer and each Subsidiary possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it, and neither the Issuer nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Issuer or such Subsidiary, could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate.

3.18 NO LABOR DISPUTES. No material labor dispute with the employees of the Issuer or any Subsidiary exists or, to the Issuer's Knowledge, is imminent.

3.19 INTELLECTUAL PROPERTY. Except as disclosed in the SEC Reports or on
Schedule 3.19,

(a) All Intellectual Property developed by the Issuer and its Subsidiaries (the "Intellectual Property") is currently in compliance with all legal requirements (including timely filings, proofs and payments of fees) and is valid and enforceable. No Intellectual Property of the Issuer or its Subsidiaries which is necessary for the conduct of Issuer's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted has been or is now involved in any cancellation, dispute or litigation, and, to the Issuer's Knowledge, no such action


                                        7
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is threatened. No patent of the Issuer or its Subsidiaries has been or is now involved in any interference, reissue, reexamination or opposition proceeding.

(b) All of the licenses and sublicenses and consent, royalty or other agreements concerning Intellectual Property which are necessary for the conduct of Issuer's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted to which the Issuer or any Subsidiary is a party or by which any of their assets are bound (other than generally commercially available, non-custom, off-the-shelf software application programs having a retail acquisition price of less than $10,000 per license) (collectively, "License Agreements") are valid and binding obligations of the Issuer or its Subsidiaries that are parties thereto and, to the Issuer's Knowledge, the other parties thereto, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally, and there exists no event or condition which will result in a material violation or breach of or constitute (with or without due notice or lapse of time or both) a default by the Issuer or any of its Subsidiaries under any such License Agreement.

(c) The Issuer and its Subsidiaries own or have the valid right to use all of the Intellectual Property necessary for the conduct of the Issuer's and each of its Subsidiaries' businesses substantially as currently conducted or as currently proposed to be conducted and for the ownership, maintenance and operation of the Issuer's and its Subsidiaries' properties and assets.

(d) The Issuer and its Subsidiaries own or have the valid right to use the Intellectual Property that is necessary for the conduct of Issuer's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted, free and clear of all liens, encumbrances, adverse claims or obligations to license all such owned Intellectual Property, other than licenses entered into in the ordinary course of the Issuer's and its Subsidiaries' businesses. The Issuer and its Subsidiaries have a valid and enforceable right to use all other Intellectual Property used or held for use in the respective businesses of the Issuer and its Subsidiaries. The Issuer and its Subsidiaries have the right to use all of the owned and licensed Intellectual Property which is necessary for the conduct of Issuer's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted in all jurisdictions in which they conduct their businesses.

(e) The Issuer and each of its Subsidiaries have taken reasonable steps to maintain, police and protect the Intellectual Property which it owns and which is necessary for the conduct of Issuer's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted, including the execution of appropriate confidentiality agreements and intellectual property and work product assignments and releases. The conduct of the Issuer's and its Subsidiaries' businesses as currently conducted does not infringe or otherwise impair or conflict with (collectively, "Infringe") any Intellectual Property rights of any third party, and, to the Issuer's Knowledge, the Intellectual Property rights of the Issuer and its Subsidiaries which are necessary for the conduct of Issuer's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted are not being Infringed by any third party. There is no litigation or order pending or outstanding or, to the Issuer's Knowledge,


                                        8
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threatened or imminent, that seeks to limit or challenge or that concerns the ownership, use, validity or enforceability of any Intellectual Property of the Issuer and its Subsidiaries and the Issuer's and its Subsidiaries' use of any Intellectual Property owned by a third party, and, to the Issuer's Knowledge, there is no valid basis for the same.

(f) The consummation of the transactions contemplated hereby will not result in the alteration, loss, impairment of or restriction on the Issuer's or any of its Subsidiaries' ownership or right to use any of the Intellectual Property which is necessary for the conduct of Issuer's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted.

(g) All software developed by the Issuer or any of its Subsidiaries,

(i) is free from any material defect, bug, virus, or programming, design or documentation error;

(ii) operates and runs in a reasonable and efficient business manner; and

(iii) conforms in all material respects to the specifications and purposes thereof, except for such cases where it could not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate.

(h) The Issuer and its Subsidiaries have taken reasonable steps to protect the Issuer's and its Subsidiaries' rights in their confidential information and trade secrets. Each employee, consultant and contractor who has had access to proprietary Intellectual Property which is necessary for the conduct of Issuer's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted has executed an agreement to maintain the confidentiality of such Intellectual Property and has executed appropriate agreements that are substantially consistent with the Issuer's standard forms thereof. Except under confidentiality obligations, there has been no material disclosure of any of the Issuer's or its Subsidiaries' confidential information or trade secrets to any third party.

3.20 ENVIRONMENTAL MATTERS. Neither the Issuer nor any Subsidiary is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "Environmental Laws"), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, and is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim has had or could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate; and there is no pending or, to the Issuer's Knowledge, threatened investigation that might lead to such a claim.

3.21 FINANCIAL STATEMENTS. The financial statements included in each SEC Report present fairly, in all material respects, the consolidated financial position of the Issuer as of the dates shown and its consolidated results of operations and cash flows for the periods shown, and such financial


                                        9
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statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis (except as may be disclosed therein or in the notes thereto, and, in the case of quarterly financial statements, as permitted by Form 10-QSB under the 1934 Act).

Except as set forth in the financial statements of the Issuer included in the SEC Reports filed prior to the date hereof, potential continuing losses from operations since September 30, 2002, as described in the Issuer's Risk Factors, or as described on Schedule 3.21, neither the Issuer nor any of its Subsidiaries has incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices since the date of such financial statements, none of which, individually or in the aggregate, have had or could reasonably be expected to have a Material Adverse Effect.

3.22 NO DIRECTED SELLING EFFORTS OR GENERAL SOLICITATION. Neither the Issuer nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

3.23 NO INTEGRATED OFFERING. Neither the Issuer nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Issuer security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Issuer on Section 4(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the 1933 Act.

3.24 QUESTIONABLE PAYMENTS. Neither the Issuer nor any of its Subsidiaries nor, to the Issuer's Knowledge, any of their respective current or former shareholders, directors, officers, employees, agents or other Persons acting on behalf of the Issuer or any Subsidiary, has on behalf of the Issuer or any Subsidiary or in connection with their respective businesses: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on the books and records of the Issuer or any Subsidiary; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

As a material inducement to the Issuer entering into this Agreement and issuing the Shares and the Warrants, the Investor represents and warrants to the Issuer as follows:

4.1 POWER AND AUTHORITY. The Investor, if other than a natural person, is an entity duly organized, validly existing and in good standing under the laws of the state of its incorporation or formation. The Investor has the corporate, partnership or other power and authority under applicable law to execute and deliver this Agreement and consummate the transactions contemplated hereby, and has all necessary authority to execute, deliver and perform its


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obligations under this Agreement and consummate the transactions contemplated hereby. The Investor has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

4.2 NO VIOLATION. The execution and delivery by the Investor of this Agreement, the consummation of the transactions contemplated hereby, and the compliance by the Investor with the terms and provisions hereof, will not result in a default under (or give any other party the right, with the giving of notice or the passage of time (or both), to declare a default or accelerate any obligation under) or violate any charter or similar documents of the Investor, if other than a natural person, or any Contract to which the Investor is a party or by which it or its properties or assets are bound, or violate any Requirement of Law applicable to the Investor, other than such violations or defaults which, individually and in the aggregate, do not and will not have a Material Adverse Effect on the Investor. The Investor is familiar with Regulation M promulgated under the Exchange Act, a copy of which is attached hereto as Exhibit C, and is in full compliance with the provisions thereof with respect to the transactions contemplated hereby.

4.3 CONSENTS/APPROVALS. No consents, filings, authorizations or actions of any Governmental Authority are required for the Investor's execution, delivery and performance of this Agreement. No consent, approval, waiver or other actions by any Person under any Contract to which the Investor is a party or by which the Investor or any of its properties or assets are bound is required or necessary for the execution, delivery and performance by the Investor of this Agreement and the consummation of the transactions contemplated hereby.

4.4 ENFORCEABILITY. This Agreement has been duly executed and delivered by the Investor and constitutes a legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally and general equitable principles, regardless of whether enforceability is considered in a proceeding at law or in equity.

4.5 INVESTMENT INTENT. The Investor is acquiring the Shares and the Warrants hereunder for its own account and with no present intention of distributing or selling such Shares and further agrees not to transfer such Shares or Warrants in violation of the Securities Act or any applicable state securities law, and no one other than the Investor has any beneficial interest in the Shares and the Warrants. The Investor agrees that it will not sell or otherwise dispose of any of the Shares or the Warrants unless such sale or other disposition has been registered under the Securities Act or, in the opinion of counsel acceptable to the Issuer, is exempt from registration under the Securities Act and has been registered or qualified or, in the opinion of such counsel acceptable to the Issuer, is exempt from registration or qualification under applicable state securities laws. The Investor understands that the offer and sale by the Issuer of the Shares or the Warrants being acquired by the Investor hereunder has not been registered under the Securities Act by reason of their contemplated issuance in transactions exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof, and that the reliance of the Issuer on such exemption from registration is predicated in part on these representations and warranties of the Investor. The Investor acknowledges that pursuant to

Section 1.2 of this Agreement a restrictive legend consistent with the foregoing has been or will be placed on the certificates for the Shares and Warrants.

4.6 ACCREDITED INVESTOR. The Investor is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D under the Securities Act (a copy of which is attached hereto as Exhibit D, upon which the Investor has indicated the specific nature of the Investor's status as an accredited investor), and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment to be made by it hereunder.

4.7 ADEQUATE INFORMATION. The Investor has received from the Issuer, and has reviewed, such information which the Investor considers necessary or appropriate to evaluate the risks and merits of an investment in the Shares and Warrants, including without limitation, the documents listed on Exhibit E, which have been received by Investor as part of an informational packet of materials from the Issuer (the "Disclosure Documents"). The Investor acknowledges that each of the SEC Reports are specifically incorporated herein by reference and form an integral part of this Agreement. The Investor also acknowledges that the additional risk factors set forth on Exhibit E and contained in the Disclosure Documents are specifically incorporated herein by reference and forms an integral part of this Agreement.

4.8 OPPORTUNITY TO QUESTION. The Investor has had the opportunity to question, and has questioned, to the extent deemed necessary or appropriate, representatives of the Issuer so as to receive answers and verify information obtained in the Investor's examination of the Issuer, including the information that the Investor has received and reviewed as referenced in Section 4.7 hereof in relation to its investment in the Shares and the Warrants.

4.9 NO OTHER REPRESENTATIONS . No oral or written representations have been made to the Investor in connection with the Investor's acquisition of the Shares or Warrants which were in any way inconsistent with the information reviewed by the Investor. The Investor acknowledges that no representations or warranties of any type or description have been made to it by any Person with regard to the Issuer, any of its Subsidiaries, any of their respective businesses, properties or prospects or the investment contemplated herein, other than the representations and warranties set forth in Article 3 hereof.

4.10 KNOWLEDGE AND EXPERIENCE. The Investor has such knowledge and experience in financial, tax and business matters, including substantial experience in evaluating and investing in common stock and other securities (including the common stock and other securities of speculative companies), so as to enable the Investor to utilize the information referred to in Section 4.7 hereof and any other information made available by the Issuer to the Investor in order to evaluate the merits and risks of an investment in the Shares and Warrants and to make an informed investment decision with respect thereto. Investor is fully aware of: (i) the highly speculative nature of the Shares and Warrants; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and Warrants and the restrictions on transferability of the Shares and Warrants;
(iv) the qualifications and backgrounds of the management of the Issuer; (v) the tax consequences of acquiring the Shares and Warrants; and (vi) Investor understands that the Shares and Warrants are restricted and cannot be resold unless a registration statement under the Securities Act (and current prospectus) is in effect as to the Shares and Warrants, the Shares and Warrants are sold pursuant to SEC Rule 144 of the Securities Act or pursuant to another exemption from the registration requirements of the Securities Act or applicable state securities laws.

4.11 RULE 144. In addition, Investor has been advised that SEC Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, may not be presently available with respect to the Shares and Warrants and, in any event, requires that the Shares and any shares of Common Stock issuable upon exercise of the Warrants be held for a minimum of one (1) year, and in certain cases two (2) years, after they have been purchased and paid for (within the meaning of SEC Rule 144), before they may be resold under SEC Rule 144.

4.12 INDEPENDENT DECISION. The Investor is not relying on the Issuer or on any legal or other opinion in the materials reviewed by the Investor with respect to the financial or tax considerations of the Investor relating to its investment in the Shares and Warrants. The Investor has relied solely on the representations and warranties, covenants and agreements of the Issuer in this Agreement (including the Exhibits hereto) and on its examination and independent investigation in making its decision to acquire the Shares and Warrants.

4.13 COMMISSIONS. The Investor has not incurred any obligation for any finder's or broker's or agent's fees or commissions in connection with the transactions contemplated hereby.

4.14 NO GENERAL SOLICITATION. At no time was Investor presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the Shares and Warrants.

ARTICLE 5

COVENANTS

5.1 PUBLIC ANNOUNCEMENTS. The Investor agrees not to make any public announcement or issue any press release or otherwise publicly disseminate any information about the subject matter of this Agreement. The Issuer shall have the right to make such public announcements and shall control, in its sole and absolute discretion, the timing, form and content of all press releases or other public communications of any sort relating to the subject matter of this Agreement, and the method of their release, or publication thereof.

5.2 FURTHER ASSURANCES. Each party shall execute and deliver such additional instruments and other documents and shall take such further actions as may be reasonably necessary or appropriate to effectuate, carry out and comply with all of the terms of this Agreement and the transactions contemplated hereby. Each of the Investor and the Issuer shall make on a prompt and timely basis all governmental or regulatory notifications and filings required to be made by it with or to any Governmental Authority in connection with the consummation of the transactions contemplated hereby. The Issuer and the Investor each agree to cooperate with the other in the preparation and filing of all forms, notifications, reports and information, if any, required or reasonably deemed advisable pursuant to any Requirement of Law or the rules of the Over-The-Counter Bulletin Board Market in connection with the transactions contemplated by this Agreement and to use their respective best efforts to agree jointly on a method to overcome any objections by any Governmental Authority to any such transactions. Except as may be specifically required hereunder, neither of the parties hereto or their respective Affiliates shall be required to agree to take any action that in the reasonable opinion of such party would result in or produce a Material Adverse Effect on such party.

5.3 NOTIFICATION OF CERTAIN MATTERS . Each party hereto shall give prompt notice to the other party of the occurrence, or non-occurrence, of any event which would be likely to cause any representation and warranty herein to be untrue or inaccurate, or any covenant, condition or agreement herein not to be complied with or satisfied.

5.4 CONFIDENTIAL INFORMATION; STANDSTILL.

(a) The Investor agrees that no portion of the Confidential Information (as defined below) shall be disclosed to third parties, except as may be required by law, without the prior express consent of the Issuer provided that the Investor may share such information with such of its officers and professional advisors as may need to know such information to assist the Investor in its evaluation thereof on the condition that such parties agree to be bound by the terms hereof. All Confidential Information received by the Investor shall be promptly returned or destroyed, as directed by the Issuer. "Confidential Information" means all oral or written data, reports, records or materials and any and all other confidential or disclosure information or materials obtained from the Issuer or its professional advisors, which are not yet publicly available. Confidential Information excludes information that is publicly available or already known to the Investor through a source not bound by any confidentiality obligation.

(b) For a period of one year from the Closing Date, the Investor will not, without the prior written consent of the Issuer (i) propose to enter into any acquisition of all or substantially of the assets or stock of the Issuer or a merger or other business combination involving the Issuer; (ii) seek to control or influence the management, Board of Directors or policies of the Issuer; or
(iii) form, join or in any way participate in a "group" (within the meaning of Section 13(d) (3) of the Exchange Act) with respect to any securities of the Issuer in connection with any of the foregoing. Notwithstanding the foregoing, this section shall not restrict the Investor's acquisition of shares of the Issuer's Common Stock through open market purchases.

5.5 COVENANTS AND AGREEMENTS OF THE ISSUER. Commencing on the date of the Closing and continuing for one year after the Closing, the Investors who have purchased at least $500,000 of Shares at the Closing (the "Lead Investors") shall have the right to participate in future capital raising transactions on the terms and conditions set forth in this Section 5.5. During such period, the Issuer shall give ten (10) Business Days advance written notice to such Lead Investors prior to any non-public offer or sale of any of the Issuer's securities by providing to the Lead Investors a term sheet containing all material business terms of the proposed transaction. The Investors and their respective assignees shall have the right (pro rata in accordance with such Lead Investors' participation in this offering) to purchase such Lead Investor's Pro Rata Share (as defined below) of such securities which are the subject of the proposed transaction for the same consideration and on the same terms and conditions as contemplated for such third-party sale. The Lead Investors' rights hereunder must be exercised in writing by the Lead Investors within five (5) Business Days following receipt of the notice from the Issuer. If, subsequent to the Issuer giving notice to a Lead Investor hereunder but prior to the Lead Investor exercising its right to participate (or the expiration of the five-Business Day period without response from the Lead Investor), the terms and conditions of the proposed third-party sale are changed in any material respect from that disclosed in the term sheet provided to such Lead Investor, the Issuer shall be required to provide a new notice to the Lead Investor hereunder and the Lead Investors shall have the right, which must be exercised within five (5) Business Days of such new notice, to exercise their rights to purchase the securities on such changed terms and conditions as provided hereunder. In the event the Lead Investors do not exercise their rights hereunder, or affirmatively decline to engage in the proposed transaction with the Issuer, then the Issuer may proceed with such proposed transaction on substantially the same terms and conditions as noticed to the Lead Investors. A Lead Investor's "Pro Rata Share" for purposes of this Section 5.5 is the ratio of (a) the sum of (i) the number of Shares the Lead Investor holds plus (ii) the number of Warrant Shares which the Lead Investor has the right to acquire to (b) a number of shares of Common Stock equal to the sum of (x) the total number of shares of Common Stock then outstanding plus (y) the total number of shares of Common Stock into which all then outstanding shares of preferred stock and other convertible securities of the Issuer are then convertible plus (z) the total number of shares of Common Stock underlying all then outstanding and presently exercisable options, warrants and other rights to purchase shares of Common Stock.

5.6 LIMITATION ON CERTAIN ACTIONS.

(a) For a period of one year from the Closing, the Issuer shall not offer or sell any Equity Securities (as defined below) at a price per share lower than the per Share Purchase Price or otherwise on terms more favorable to the purchaser thereof than those contained in the Agreements without first complying with the right of first refusal provisions set forth in Section 5.5; provided, however, that the right of first refusal provisions shall be applicable to all Investors (rather than just the Lead Investors), and provided further that the restrictions in this sentence shall not apply to the issuance of an Equity Security to an officer, director, employee, suppliers, vendors, or consultant to the Issuer or any Subsidiary pursuant to any incentive or stock option plan or agreement of the Issuer approved by the Board of Directors or the shareholders of the Issuer. The term "Equity Securities" means the Issuer's capital stock, warrants, rights, and options giving the holder thereof the right to acquire shares of capital stock, and any security directly or indirectly convertible into or exercisable for or exchangeable into shares of the Issuer's capital stock.

(b) Commencing on the date of the Closing and continuing for one year after the Closing, the Issuer shall not offer or sell or enter into any agreement, arrangement or understanding to offer or sell any Equity Security if the Equity Security (or any agreement, arrangement or understanding entered into in connection therewith) provides for the future adjustment of (i) the purchase price therefor, (ii) the number of Equity Securities to be issued, or (iii) the conversion, exercise or exchange rate applicable thereto (other than customary anti-dilution provisions no more favorable to the holder than those contained in the Warrants) without the prior written consent of the Lead Investors, which consent shall not be unreasonably withheld or delayed.

5.7 RESERVATION OF COMMON STOCK. The Issuer shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of providing for the exercise of the Warrants, such number of shares of Common Stock as shall from time to time equal the number of shares sufficient to permit the exercise of the Warrants issued pursuant to this Agreement in accordance with their respective terms.

5.8 REPORTS. The Issuer will furnish to such Investors and/or their assignees such information relating to the Issuer and its Subsidiaries as from time to time may reasonably be requested by such Investors and/or their assignees; provided, however, that such Investors and/or assignees shall hold in confidence any confidential or proprietary information received from the Issuer and identified as such at the time of disclosure such information and shall use any such confidential or proprietary information solely for the purpose of monitoring and evaluating their investment in the Issuer and; provided, further, that the Issuer shall not be required to provide any information to the Investors which, if disclosed to such Investors and/or their assignees pursuant to the terms of this Section 5.8, would, in the good faith judgment of the Issuer, cause the Issuer or any Subsidiary to violate the terms of a confidentiality undertaking binding on the Issuer or such Subsidiary. Each Investor and/or assignee acknowledges that it is aware, and that it will advise its representatives who are given access to such information, that the United States securities laws may prohibit a person who has material, non-public information concerning matters that may be disclosed to it pursuant to this
Section 5.8 from purchasing or selling securities of the Issuer or a company which may be, or may be affiliated with, a party to a business arrangement or proposed business arrangement with the Issuer or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. The Issuer shall not disclose material nonpublic information to the Investors, or to advisors to or representatives of the Investors, unless prior to disclosure of such information the Issuer identifies such information as being material nonpublic information and provides the Investors, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review.

5.9 NO CONFLICTING AGREEMENTS. The Issuer will not take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the obligations to the Investors under the Agreements.

5.10 COMPLIANCE WITH LAWS. The Issuer will comply in all material respects with all applicable laws, rules, regulations, orders and decrees of all governmental authorities.

5.11 NASDAQ LISTING AND RELATED MATTERS; COMPLIANCE WITH NASDAQ EXEMPTION REQUIREMENTS.

(a) Promptly following the Closing, if the Issuer determines that it meets the relevant listing requirements, the Issuer shall use its commercially reasonable best efforts to cause the Shares and the Warrant Shares to be listed on the Nasdaq, American or NYSE stock exchanges, and, if applicable, to comply with the terms and conditions of the Exemption, including, but not limited to, (i) issuing a press release in a form reasonably satisfactory to Nasdaq, and (ii) mailing to all shareholders a notification (the "Notification") to the effect that the Audit Committee of the Board of Directors of the Issuer has expressly approved the determination not to seek shareholder approval in connection with the offer and sale of the Securities in reliance on the exception provided in Nasdaq Marketplace Rule 4350(i)(2), Nasdaq has approved the Exemption, and describing the basis for the Exemption. The Notification shall not at any time prior to the Closing Date contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(b) Further, if the Issuer applies to have its Common Stock or other securities traded on any other principal stock exchange or market, it shall include in such application the Shares and the Warrant Shares and will take such other action as is necessary to cause such Common Stock to be so listed. Until such time as the Shares are listed on Nasdaq, the Issuer will use commercially reasonable efforts to continue the listing and trading of its Common Stock on the OTC Bulletin Board and, in accordance, therewith, will use commercially reasonable efforts to comply in all respects with the Issuer's reporting, filing and other obligations under the bylaws or rules of such exchange, as applicable.

5.13 TERMINATION OF COVENANTS. The provisions of Sections 5.5 through 5.12 shall terminate and be of no further force and effect upon the earliest of (i) the mutual consent of the Issuer and the Lead Investors, (ii) the date on which the Issuer's obligations to maintain an effective registration statement under this Agreement terminate, or (iii) the occurrence of a "Change of Control" of the Issuer. As used herein, "Change of Control" means the consolidation or merger of the Issuer with or into any other entity or entities which results in the holders of Common Stock of the Issuer immediately prior to such transaction owning less than 50% of the voting power of the successor entity and pursuant to which such holders receive either (i) cash, (ii) freely tradable securities, or
(iii) a combination of cash and freely tradable securities, the sale, conveyance or other disposition by the Issuer of all or substantially all of its assets, or the consummation of a tender or exchange offer pursuant to which a Person (including any group) becomes the beneficial owner of 80% or more of the outstanding voting power of the Issuer.

ARTICLE 6

REGISTRATION RIGHTS

The Investor shall have the following registration rights with respect to the Registrable Securities owned by it:

6.1 TRANSFER OF REGISTRATION RIGHTS. The Investor may assign the registration rights with respect to the Shares or the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") to any party or parties to which it may from time to time transfer the Shares or Warrant Shares, provided that the transferee agrees in writing with the Issuer to be bound by the applicable provisions of this Agreement regarding such registration rights and indemnification relating thereto. Upon assignment of any registration rights pursuant to this Section 6.1, the Investor shall deliver to the Issuer a notice of such assignment which includes the identity and address of any assignee and such other information reasonably requested by the Issuer in connection with effecting any such registration (collectively, the Investor and each such subsequent holder is referred to as a "Holder").

6.2 REQUIRED REGISTRATION.

(a) Filing of Registration Statement. As promptly as practicable after the Closing, but in no event later than ninety (90) days after the date of the Closing, the Issuer agrees to file a Registration Statement on Form SB-2 (the "Registration Statement") to register the resale of all of the Shares. The Issuer shall use reasonable efforts to cause the SEC to declare the Registration Statement effective as soon as practicable after filing and to thereafter maintain the effectiveness of the Registration Statement until such time as the Issuer reasonably determines, based on an opinion of counsel, that the Holders will be eligible to sell all of the Shares then owned by the Holders without the need for continued registration of the Shares in the three month period immediately following the termination of the effectiveness of the Registration Statement. The Issuer's obligations contained in this Section 6.2 shall terminate on the second anniversary of the date on which the Shares are issued hereunder.

(b) Delay In Effectiveness.

(i) If the Registration Statement is not declared effective by the SEC on or prior to the date one hundred fifty (150) days after the Closing (the "Deadline Date"), then upon the first day following the Deadline Date (the "Initial Liquidated Damages Date"), and upon the expiration of each fifteen (15)-day period following the Initial Liquidated Damages Date in which the Registration Statement has not been declared effective by the SEC (each, an "Additional Liquidated Damages Date"), the Issuer shall pay the Investor, as liquidated damages and not as a penalty, an amount equal to 1.5% (expressed as a percentage of the Purchase Price) with respect to any failure to timely obtain the effectiveness of the Registration Statement; and for any Initial Liquidated Damages Date or Additional Liquidated Damages Date, such payment shall be made no later than the first business day of the calendar month next succeeding the month in which such Initial Liquidated Damages Date or Additional Liquidated Damages Date occurs.

(ii) The parties agree that the sole damages payable for a violation of the terms of this Agreement with respect to which liquidated damages are expressly provided shall be such liquidated damages. Nothing shall preclude the Investor from pursuing or obtaining specific performance or other equitable relief with respect to this Agreement.

(iii) The parties hereto agree that the liquidated damages provided for in this
Section 6.2(b) constitute a reasonable estimate of the damages that may be incurred by the Investor by reason of the failure of the Registration Statement to be filed in accordance with the provisions hereof.

6.3 REGISTRATION PROCEDURES.

(a) In case of the Registration Statement effected by the Issuer subject to this
Article 6, the Issuer shall keep the Investor, on behalf of each Holder, advised in writing as to the initiation of such registration, and as to the completion thereof. In addition, subject to Section 6.2 above, the Issuer shall, to the extent applicable to the Registration Statement:

(i) prepare and file with the SEC such amendments and supplements to the Registration Statement as may be necessary to keep such registration, effective and comply with provisions of the Securities Act with respect to the disposition of all securities covered thereby during the period referred to in Section 6.2;

(ii) update, correct, amend and supplement the Registration Statement as necessary;

(iii) notify Holder when the Registration Statement is declared effective by the SEC, and furnish such number of prospectuses, including preliminary prospectuses, and other documents incident thereto as Holder may reasonably request from time to time;

(iv) use its commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions of the United States where an exemption is not available and as Holder may reasonably request to enable it to consummate the disposition in such jurisdiction of the Registrable Securities (provided that the Issuer will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this provision, or (ii) consent to general service of process in any such jurisdiction, or (iii) subject itself to taxation in any jurisdiction where it is not already subject to taxation);

(v) notify Holder at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and at the request of Holder, the Issuer will prepare a supplement or amendment to such prospectus, so that, as thereafter delivered to purchasers of such shares, such prospectus will not contain any untrue statements of a material fact or omit to state any fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(vi) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Issuer are then listed and obtain all necessary approvals from the Over-The-Counter Bulletin Board Market, if applicable, for trading thereon;

(vii) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of the Registration Statement; and

(viii) upon the sale of any Registrable Securities pursuant to the Registration Statement, direct the transfer agent to remove all restrictive legends from all certificates or other instruments evidencing such Registrable Securities.

(b) Notwithstanding anything stated or implied to the contrary in Section 6.3(a) above, the Issuer shall not be required to consent to any underwritten offering of the Registrable Securities or to any specific underwriter participating in any underwritten public offering of the Registrable Securities.

(c) Each Holder agrees that upon receipt of any notice from the Issuer of the happening of any event of the kind described in Section 6.3(a)(v), such Holder will forthwith discontinue such Holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 6.3(a)(v) and, if so directed by the Issuer, will deliver to the Issuer at the Issuer's expense all copies, other than permanent file copies, then in such Holder's possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

(d) Except as required by law, all expenses incurred by the Issuer in complying with this Article 6, including but not limited to, all registration, qualification and filing fees, printing expenses, fees and disbursements of counsel and accountants for the Issuer, blue sky fees and expenses (including fees and disbursements of counsel related to all blue sky matters) ("Registration Expenses") incurred in connection with any registration, qualification or compliance pursuant to this Article 6 shall be borne by the Issuer. All underwriting discounts and selling commissions applicable to a sale incurred in connection with any registration of Registrable Securities and the legal fees and other expenses of a Holder shall be borne by such Holder.

6.4 FURTHER INFORMATION. If Registrable Securities owned by a Holder are included in any registration, such Holder shall furnish the Issuer such information regarding itself as the Issuer may reasonably request and as shall be required in connection with any registration (or amendment thereto), referred to in this Agreement, and Holder shall indemnify the Issuer with respect thereto in accordance with Article 7 hereof. The Investor hereby agrees to promptly complete and return all forms and questionnaires relating to Investor that the Issuer shall reasonably request in connection with its preparation of the Registration Statement. The Investor agrees and acknowledges that the Issuer may rely on such information as being true and correct for purposes of preparing and filing the Registration Statement at the time of filing thereof and at the time it is declared effective, unless the Investor has notified the Issuer in writing to the contrary prior to such time.

ARTICLE 7

INDEMNIFICATION

7.1 INDEMNIFICATION GENERALLY. The Issuer, on the one hand, and the Investor, on the other hand (each an "Indemnifying Party"), shall indemnify the other from and against any and all losses, damages, liabilities, claims, charges, actions, proceedings, demands, judgments, settlement costs and expenses of any nature whatsoever (including, without limitation, reasonable attorneys' fees and expenses) or deficiencies resulting from any breach of a representation and warranty, covenant or agreement by the Indemnifying Party and all claims, charges, actions or proceedings incident to or arising out of the foregoing.

7.2 INDEMNIFICATION RELATING TO REGISTRATION RIGHTS.

(a) With respect to any registration, effected or to be effected pursuant to
Article 6 of this Agreement, the Issuer shall indemnify each Holder of Registrable Securities whose securities are included or are to be included therein, each of such Holder's directors, officers, employees and agents, each underwriter (as defined in the Securities Act) of the securities sold by such


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Holder (if any), and each Person who controls (within the meaning of the
Securities Act) any such Holder or underwriter (a "Controlling Person") from and against all losses, damages, liabilities, claims, charges, actions, proceedings, demands, judgments, settlement costs and expenses of any nature whatsoever (including, without limitation, reasonable attorneys' fees and expenses) or deficiencies of any such Holder or any such underwriter or Controlling Person concerning:

(i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration;

(ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein, in the light of the circumstances under which it was made, not misleading; or

(iii) any violation by the Issuer of the Securities Act or any rule or regulation promulgated thereunder applicable to the Issuer, or of any blue sky or other state securities laws or any rule or regulation promulgated thereunder applicable to the Issuer, in each case, relating to any action or inaction required of the Issuer in connection with any such registration, and subject to
Section 7.3 below will reimburse each such Person entitled to indemnity under this Section 7.2 for all legal and other expenses reasonably incurred in connection with investigating or defending any such loss, damage, liability, claim, charge, action, proceeding, demand, judgment, settlement or deficiency; provided, however, that, the foregoing indemnity and reimbursement obligation shall not be applicable to the extent that any such matter arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) made in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of such Holder or by or on behalf of such an underwriter specifically for use in such prospectus, offering circular or other document.

(b) With respect to any registration, qualification or compliance effected or to be effected pursuant to this Agreement, each Holder of Registrable Securities whose securities are included or are to be included therein, shall indemnify the Issuer from and against all losses, damages, liabilities, claims, charges, actions, proceedings, demands, judgments, settlement costs and expenses of any nature whatsoever (including, without limitation, reasonable attorneys' fees and expenses) or deficiencies of the Issuer concerning:

(i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance;

(ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein, in the light of the circumstances under which it was made, not misleading; or

(iii) any violation by such Holder of the Securities Act or any rule or regulation promulgated thereunder applicable to the Issuer or such Holder or of any blue sky or other state securities laws or any rule or regulation promulgated thereunder applicable to the Issuer or such Holder, in each case, relating to any action or inaction required of such Holder in connection with any such registration, qualification or compliance, and subject to Section 7.3 below will reimburse the Issuer for all legal and other expenses reasonably incurred in connection with investigating or defending any such loss, damage, liability, claim, charge, action, proceeding, demand, judgment, settlement or deficiency; provided, however, that, the foregoing indemnity and reimbursement obligation shall only be applicable to the extent that any such matter arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) made in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of the Holder specifically for use in such prospectus, offering circular or other document; provided, however, that, the obligation of the Holder hereunder shall be limited to an amount equal to the proceeds to the Holder of Registrable Securities sold as contemplated hereunder.

7.3 INDEMNIFICATION PROCEDURES. Each Person entitled to indemnification under this Section (an "Indemnified Party") shall give notice as promptly as reasonably practicable to each party required to provide indemnification under this Section (an "Indemnifying Party") of any action commenced against or by it in respect of which indemnity may be sought hereunder, but failure to so notify an Indemnifying Party shall not relieve such Indemnifying Party from any liability that it may have otherwise than on account of this indemnity agreement so long as such failure shall not have materially prejudiced the position of the Indemnifying Party. Upon such notification, the Indemnifying Party shall assume the defense of such action if it is a claim brought by a third party, if and after such assumption the Indemnifying Party shall not be entitled to reimbursement of any expenses incurred by it in connection with such action except as described below. In any such action, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the contrary or
(ii) the named parties in any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing or conflicting interests between them. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent (which shall not be unreasonably withheld or delayed by such Indemnifying Party), but if settled with such consent or if there be final judgment for the plaintiff, the Indemnifying Party shall indemnify the Indemnified Party from and against any loss, damage or liability by reason of such settlement or judgment.

ARTICLE 8

CONDITIONS TO CLOSING

8.1 CONDITIONS TO THE OBLIGATIONS OF THE INVESTOR. The obligations of the Investor to proceed with respect to its purchase of the Shares and Warrants at the Closing is subject to the following conditions any and all of which may be waived, in whole or in part, to the extent permitted by applicable law:

(a) Representations and Warranties. Each of the representations and warranties of the Issuer contained in this Agreement shall be true and correct in all material respects as of the Closing as though made on and as of the Closing, except (i) for changes specifically permitted by this

Agreement, and (ii) that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date, except in any case for such failures to be true and correct which would not, individually or in the aggregate, have a Material Adverse Effect on the Issuer. Unless the Investor receives written notice to the contrary at the Closing, Investor shall be entitled to assume that the preceding is accurate in all respects at the Closing.

(b) Agreement and Covenants. The Issuer shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing. Unless the Investor receives written notice to the contrary at the Closing, Investor shall be entitled to assume that the preceding is accurate in all respects at the Closing.

(c) No Order. No governmental authority or other agency or commission or federal or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction, or other order (whether temporary, preliminary or permanent) which is in effect and which materially restricts, prevents or prohibits consummation of the Closing or any transaction contemplated by this Agreement. No stop order or suspension of trading shall have been imposed by Nasdaq, the SEC or any other governmental regulatory body with respect to public trading in the Common Stock.

(d) Minimum Investment. Together with the gross proceeds of the sale of the Shares and Warrants, the sales of Shares and Warrants to other Investors in this offering shall have been consummated and shall result in gross proceeds to the Issuer of at least Two Million Five Hundred Thousand Dollars ($2,500,000).

8.2 CONDITIONS TO THE OBLIGATIONS OF THE ISSUER. The obligations of the Issuer to proceed with the Closing is subject to the following conditions any and all of which may be waived, in whole or in part, to the extent permitted by applicable law:

(a) Representations and Warranties. Each of the representations and warranties of the Investor contained in this Agreement shall be true and correct as of the Closing as though made on and as of the Closing, except (i) for changes specifically permitted by this Agreement, and (ii) that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date. Unless the Issuer receives written notification to the contrary at the Closing, the Issuer shall be entitled to assume that the preceding is accurate in all respects at the Closing.

(b) Agreement and Covenants. The Investor shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing. Unless the Issuer receives written notification to the contrary at the Closing, the Issuer shall be entitled to assume that the preceding is accurate in all respects at the Closing.

(c) No Order. No governmental authority or other agency or commission or federal or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction, or other order (whether temporary, preliminary or permanent) which is in effect and which materially restricts, prevents or prohibits consummation of the Closing or any transaction contemplated by this Agreement.

ARTICLE 9

MISCELLANEOUS

9.1 DEFINED TERMS. As used herein the following terms shall have the following meanings:

"Affiliate" shall have the meaning ascribed to it in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

"Certificate of Incorporation" means the Issuer's Certificate of Incorporation, as the same may be supplemented, amended or restated from time to time.

"Closing" has the meaning in Article 2 of this Agreement.

"Common Stock" has the meaning specified in the Recitals to this Agreement.

"Contract" means any material indenture, lease, sublease, loan agreement, mortgage, note, restriction, commitment, obligation or other contract, agreement or instrument.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"GAAP" means generally accepted accounting principles in effect in the United States of America from time to time.

"Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any entity or official exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

"Investor" has the meaning specified in the Recitals to this Agreement.

"Issuer" means Citadel Security Software Inc., a Delaware corporation.

"Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code or comparable law or any jurisdiction in connection with such mortgage, pledge, security interest, encumbrance, lien or charge).

"Material Adverse Change (or Effect)" means a material and adverse change in (or effect on) the financial condition, properties, assets, liabilities, rights, obligations, operations or business, of a Person and its Subsidiaries taken as a whole.


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
"Person" means an individual, partnership, corporation, business trust, joint stock company, estate, trust, unincorporated association, joint venture, Governmental Authority or other entity, of whatever nature.

"Purchase Price" has the meaning specified in Section 1.1 of this Agreement.

"Register", "registered" and "registration" refer to a registration of the offering and sale or resale of Common Stock effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement.

"Registrable Securities" means all shares of Common Stock acquired by the Investor pursuant to this Agreement, the Warrant Shares and any other shares of Common Stock or other securities issued in respect of such Shares or Warrant Shares by way of a stock dividend or stock split or in connection with a combination or subdivision of the Issuer's Common Stock or by way of a recapitalization, merger or consolidation or reorganization of the Issuer; provided, however, that, as to any particular securities, such securities will cease to be Registrable Securities when they have been sold pursuant to registration or in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale and the purchaser and seller receive an opinion of counsel for the Issuer, which shall be in form and substance reasonably satisfactory to the purchaser and seller and their respective counsel, to the effect that such stock in the hands of the purchaser is freely transferable without restriction or registration under the Securities Act in any public or private transaction.

"Requirements of Law" means as to any Person, the certificate of incorporation, bylaws or other organizational or governing documents of such person, and any domestic or foreign and federal, state or local law, rule, regulation, statute or ordinance or determination of any arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its properties or to which such Person or any of its property is subject.

"SEC" means the Securities and Exchange Commission.

"SEC Reports" has the meaning specified in Section 3.7 of this Agreement.

"Securities Act" means the Securities Act of 1933, as amended.

"Shares" has the meaning specified in Section 1.1 of this Agreement.

"Subsidiary" means as to any Person, a corporation or limited partnership of which more than 50% of the outstanding capital stock or partnership interests having full voting power is at the time directly or indirectly owned or controlled by such Person.

9.2 OTHER DEFINITIONAL PROVISIONS.


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
(a) All terms defined in this Agreement shall have the defined meanings when used in any certificates, reports or other documents made or delivered pursuant hereto or thereto, unless the context otherwise requires.

(b) Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

(c) All accounting terms shall have a meaning determined in accordance with GAAP.

(d) As used herein, the neuter gender shall also denote the masculine and feminine, and the masculine gender shall also denote the neuter and feminine, where the context so permits.

(e) The words "hereof," "herein" and "hereunder," and words of similar import, when used in this Agreement shall refer to this Agreement as a whole (including any Exhibits hereto) and not to any particular provision of this Agreement.

9.3 NOTICES. All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission if such transmission is confirmed by delivery by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following addresses and telecopy numbers (or to such other addresses or telecopy numbers which such party shall subsequently designate in writing to the other party):

(a) if to the Issuer to:
Citadel Security Software Inc.
8750 North Central Expressway, Suite 100
Dallas, Texas 75231
Attention: Steven B. Solomon
Facsimile: (214) 520-0034

(b) if to the Investor to the address set forth next to its name on the signature page hereto.

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered by hand, by messenger or by courier, or if sent by facsimile, upon confirmation of receipt.

9.4 ENTIRE AGREEMENT. This Agreement (including the Exhibits attached hereto) and other documents delivered at the Closing pursuant hereto, contain the entire understanding of the parties in respect of its subject matter and supersedes all prior agreements and understandings between or among the parties with respect to such subject matter. The Exhibits constitute a part hereof as though set forth in full above.

9.5 EXPENSES; TAXES. Except as otherwise provided in this Agreement, the parties shall pay their own fees and expenses, including their own counsel fees, incurred in connection with this Agreement or any transaction contemplated hereby. Any sales tax, stamp duty, deed transfer or other tax (except taxes based on the income of the Investor) arising out of the issuance of the

Shares by the Issuer to the Investor and consummation of the transactions contemplated by this Agreement shall be paid by the Issuer.

9.6 AMENDMENT; WAIVER. This Agreement may not be modified, amended, supplemented, canceled or discharged, except by written instrument executed by both parties. No failure to exercise, and no delay in exercising, any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the parties. No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts. The rights and remedies of the parties under this Agreement are in addition to all other rights and remedies, at law or equity, that they may have against each other.

9.7 BINDING EFFECT; ASSIGNMENT. The rights and obligations of this Agreement shall bind and inure to the benefit of the parties and their respective successors and legal assigns. The rights and obligations of this Agreement may not be assigned by any party without the prior written consent of the other party.

9.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

9.9 HEADINGS. The headings contained in this Agreement are for convenience of reference only and are not to be given any legal effect and shall not affect the meaning or interpretation of this Agreement.

9.10 GOVERNING LAW; INTERPRETATION. This Agreement shall be construed in accordance with and governed for all purposes by the laws of the State of Texas applicable to contracts executed and to be wholly performed within such State.

9.11 SEVERABILITY. The parties stipulate that the terms and provisions of this Agreement are fair and reasonable as of the date of this Agreement. However, any provision of this Agreement shall be determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. If, moreover, any of those provisions shall for any reason be determined by a court of competent jurisdiction to be unenforceable because excessively broad or vague as to duration, activity or subject, it shall be construed by limiting, reducing or defining it, so as to be enforceable.

[SIGNATURES AND OTHER INFORMATION FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed and delivered as of the date set forth below.

NAME OF INVESTOR: ADDRESS FOR NOTICES (Please Print):
______________________________ _______________________________________
_______________________________________
SIGNATURE: _______________________________________
Attention:_______________________________
By:___________________________ Telecopy:_______________________________
Name:
Title: Tax Identification #:_______________________
Exact Name to appear on Stock Certificate:
_______________________________________
Number of Shares Subscribed For: _______________________________________
Aggregate Purchase Price (see Section 1.1):
_______________________________________
Warrants to Purchase _______________ shares of Common Stock.

ACCEPTED: CITADEL SECURITY SOFTWARE INC.

By: Dated: __________________, 2003
Name:
Title:


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